Note 5 - Long-lived Assets - Long-lived Assets, Net (Details) - USD ($) $ in Thousands	Mar. 31, 2022	Dec. 31, 2021
Equipment [Member]
Property, Plant and Equipment, Gross	$ 205	$ 200
Software and Software Development Costs [Member]
Property, Plant and Equipment, Gross	248	247
Equipment and Software [Member]
Property, Plant and Equipment, Gross	453	447
Accumulated depreciation	(48)	(38)
Property, Plant and Equipment, Net, Total	$ 405	$ 409